SCHEDULE 14A
                                  (Rule 14-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                             ----------------------

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12


                                  VIRAGE, INC.
                                  ------------
                (Name of Registrant as Specified in Its Charter)

                             ----------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                             ----------------------

                                  VIRAGE LOGO

             ----------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 4, 2002

             ----------------------------------------------------
To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Virage, Inc., a Delaware corporation ("Virage"), will be held on Wednesday, September 4, 2002 at 10:00 a.m., local time, at Virage's headquarters located at 411 Borel Avenue, Suite 100 South, San Mateo, CA 94402, for the following purposes:

   1. To elect two Class II directors for a term of three years and until their successors are duly elected and qualified.

   2. To ratify the appointment by the Board of Directors of the firm Ernst & Young LLP as Virage's independent accountants for the year ending March 31, 2003.

   3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

     Only holders of record of Virage's common stock at the close of business on July 24, 2002, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.


                              By Order of the Board of Directors
                                 of Virage, Inc.

                              /S/ Paul G. Lego

                              Paul G. Lego
                              Chairman of the Board of Directors, President and Chief Executive Officer

San Mateo, California
August 2, 2002

--------------------------------------------------------------------------------
         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE
          COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS
                 PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                                 VIRAGE, INC.

                            -----------------------
                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                            -----------------------

                              PROCEDURAL MATTERS

General

     This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of Virage, Inc., a Delaware corporation ("Virage" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Virage for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, September 4, 2002 at 10:00 a.m., local time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Company's headquarters located at 411 Borel Avenue, Suite 100 South, San Mateo, CA 94402. The telephone number at that location is (650) 573-3210.

     This Proxy Statement, the accompanying form of proxy card and the Company's Annual Report on Form 10-K are first being mailed on or about August 2, 2002 to all holders of Common Stock entitled to vote at the meeting.


Stockholders Entitled to Vote; Record Date

     Only holders of record of Virage's Common Stock at the close of business on July 24, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the record date, there were 20,754,461 shares of Virage Common Stock outstanding and entitled to vote at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of Virage's Common Stock, see "Share Ownership by Principal Stockholders and Management."


Quorum; Required Vote

     The presence of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Such holders are counted as present at the meeting if they (1) are present in person at the Annual Meeting, or (2) have properly submitted a proxy card. Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting.

     A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. Therefore, neither abstentions nor broker "non-votes" will have any impact on the election of directors.

     The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. Abstentions are deemed to be "votes cast" and will have the effect of votes in opposition to ratify the appointment of auditors. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

     Voting by Attending the Meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

     Voting by Proxy Card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. A proxy card may be revoked
(1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual
Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent to Virage, Inc., 411 Borel Avenue, Suite 100 South, San Mateo, CA 94402, Attention: Frank Pao, Corporate Secretary.


Expenses of Solicitation

     Virage will bear all expenses of this solicitation, including the cost of preparing and mailing this proxy material. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, letter, email, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company's costs for such services, if retained, will not be material.


Procedure for Submitting Stockholder Proposals

     Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Material. Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 2003 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than March 28, 2003, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. In addition, the Company's Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. The Company's Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors,
(2) properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by any stockholder entitled to vote who has delivered written notice to the Secretary of the Company within the Notice

Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

     The "Notice Period" is defined as that period no later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. As a result, the Notice Period for the 2002 Annual Meeting shall end on August 16, 2002.

     If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

     A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Virage, Inc., 411 Borel Avenue, Suite 100 South, San Mateo, CA 94402, Attention: Frank Pao, Corporate Secretary.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

     The Company's Board of Directors is currently comprised of seven members who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.


Nominees for Class II Directors

     Two Class II directors are to be elected at the Annual Meeting for a three-year term ending in 2005. The Board of Directors has nominated Randall S. Livingston and William H. Younger, Jr. for election as Class II directors. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the election of Mr. Livingston and Mr. Younger. The Company expects that Mr. Livingston and Mr. Younger will accept such nominations. However, in the event that the nominees are unable or decline to serve as directors at the time of the meeting, the proxies will be voted for any nominees designated by the Board of Directors to fill any vacancies. The term of office of the persons elected as directors will continue until such directors' term expires in 2005 or until such directors' successor has been elected and qualified. There is no family relationship among any of our directors or executive officers.

   The Board of Directors Recommends a Vote "FOR" the Nominees Listed Above.


Information Regarding Nominees and Other Directors

          Nominees for Class II Directors for a Term Expiring in 2005

               Name                 Age           Principal Occupation and Business Experience
---------------------------------- -----   ---------------------------------------------------------
Randall S. Livingston ............  48     Chief  Financial  Officer and Vice  President  of Business
                                           Affairs At Stanford University.  Randall S. Livingston has
                                           served  as a  director  of  Virage  since  May  2001.  Mr.
                                           Livingston has been the Vice President of Business Affairs and Chief Financial  Officer of Stanford  University since
                                           March  2001.  From  September  1999 to  March  2001 he was
                                           Executive  Vice  President,   Office  of  the  CEO,  Chief
                                           Financial  Officer and director of OpenTV Corp.  From 1996 to 1999 Mr.  Livingston  was a  consultant  and  part-time
                                           executive   for   multiple   Silicon   Valley   technology
                                           companies.  Mr.  Livingston  holds  a B.S.  in  Mechanical
                                           Engineering  and an M.B.A.  from Stanford  University.  He
                                           currently  is  a  director  of  the  Stanford   Management
                                           Company.

William H. Younger, Jr. ..........  52     Managing  Director of the  General  Partner of Sutter Hill
                                           Ventures. William H. Younger, Jr. has served as a director of Virage  since April 1995.  Mr.  Younger is  currently a managing  director of the  general  partner of Sutter Hill
                                           Ventures,  a venture  capital  management  firm,  which he joined in 1981. Mr. Younger currently serves as a director of Vitria  Technology  and  Omnicell,  as well as  several private companies.  Mr. Younger holds a B.S.E.E.  from the
                                           University  of  Michigan  and  an  M.B.A.   from  Stanford
                                           University.

            Incumbent Class I Directors Whose Terms Expire in 2004

               Name                 Age           Principal Occupation and Business Experience
---------------------------------- -----   ---------------------------------------------------------
Paul G. Lego ..............         43     President and Chief Executive Officer of the Company. Paul
                                           G. Lego joined  Virage in January  1996 as  President  and
                                           Chief Executive Officer.  Mr. Lego also became chairman of our board of directors in December 1999. From January 1995 to January 1996,  Mr. Lego was an associate at Sutter Hill
                                           Ventures,  a  venture  capital  firm.  From  June  1988 to
                                           December 1994, Mr. Lego was the chief operating officer at
                                           Digidesign,  a manufacturer of digital audio recording and editing  systems which was acquired by Avid  Technology in
                                           January  1995.  Mr. Lego has also held various  marketing,
                                           manufacturing  and  engineering   positions  with  Pyramid
                                           Technology  Corporation,  the General Electric Company and
                                           Digital  Equipment  Corporation.  Mr. Lego holds a B.S. in electrical  engineering  from  Cornell  University  and an
                                           M.B.A. from Harvard Business School.

Alar E. Arras .............         52     Senior   Executive  Vice  President  of  Audio/Video   and
                                           ATLINKS,  Thomson multimedia Inc. Alar E. Arras has served as a director  of Virage  since July 2001.  Mr.  Arras had previously been named Executive Vice President for Audio &
                                           Communications  in  July  1997.  He  was  appointed  Chief
                                           Executive Officer of ATLINKS,  the communications  product joint venture with Alcatel,  formed in January 2000.  From
                                           October  1995 to  July  1997,  Mr.  Arras  served  as Vice
                                           President for  Manufacturing  Operations in Asia.  Between
                                           1980 and 1995, he held various management positions in the
                                           Audio  Division as Vice  President of the Audio  Division,
                                           Vice  President  for Home  Audio  Systems,  Hi-Fi  General
                                           Manager,   Business   Development   Manager  for  Audio  &
                                           Communications,  Market and Audio  Manager,  Tape Manager,
                                           Market Development Manager and Product Manager.  Mr. Arras
                                           is a graduate of Cornell University.

Ronald E.F. Codd ..........         46     Independent  Consultant.  Ronald E.F. Codd has served as a director of Virage since January 2001.  Mr. Codd served as
                                           President,   Chief  Executive   Officer  and  Director  of
                                           Momentum  Business  Applications,  Inc. from December 1998 through April 2002.  From September 1991 through  December
                                           1998,  Mr.  Codd  was  the  Chief  Financial   Officer  of
                                           PeopleSoft,   Inc.,  an  enterprise  application  software
                                           company.  In addition,  from March 1992  through  December
                                           1998,  he was Secretary of  PeopleSoft,  and from November
                                           1993 through December  1998,  he was  PeopleSoft's  Senior
                                           Vice  President  of Finance and  Administration.  Prior to
                                           joining PeopleSoft,  Mr. Codd was Corporate  Controller of
                                           MIPS Computer Systems, Inc., a microprocessor designer and computer  manufacturer,  from March 1989 through September
                                           1991. From March 1984 through March 1989, he was Corporate
                                           Controller   and  Chief   Accounting   Officer   for  Wyse
                                           Technology,  Inc., a computer and peripheral manufacturer.
                                           Mr. Codd also serves on the Boards of  Directors  of Adept
                                           Technology,  Inc., Intraware,  Inc., Interwoven,  Inc. and
                                           one  private  company.  He  received a B.Sc.  in  Business
                                           Administration from the University of California, Berkeley and an M.M. degree from the J.L.  Kellogg  Graduate School of Management (Northwestern University).

           Incumbent Class III Directors Whose Terms Expire in 2003

               Name                 Age           Principal Occupation and Business Experience
---------------------------------- -----   ---------------------------------------------------------
Philip W. Halperin ...........      39     General  Partner  of Weston  Presidio  Capital.  Philip W.
                                           Halperin   has  served  as  a  director  of  Virage  since
                                           September 1999. Mr. Halperin has been a general partner of
                                           Weston Presidio  Capital,  a venture  capital firm,  since
                                           October 1993. Mr. Halperin  currently serves as a director of several private  companies.  Mr. Halperin holds an A.B.
                                           in  political  science  from  Stanford  University  and an
                                           M.B.A. from Harvard Business School.

Standish H. O'Grady ..........      42     Senior  Managing  Director  of  Granite   Ventures,   LLC.
                                           Standish  H.  O'Grady  has served as a director  of Virage since April 1998. Mr. O'Grady is senior managing  director of Granite  Ventures,  LLC, a venture capital firm that he co-founded in July 1998. Mr. O'Grady  previously served in various  positions with Hambrecht & Quist Group's  venture
                                           capital   department   from  1986  to  1998.  Mr.  O'Grady
                                           currently    serves   as   a   director   of    Tumbleweed
                                           Communications,  as well as several private companies. Mr.
                                           O'Grady  holds  a  B.S.E.  in  chemical  engineering  from
                                           Princeton  University,  and an M.B.A.  from Tuck  Business
                                           School at Dartmouth College.

Board Meetings and Committees

     During the fiscal year ended March 31, 2002, the Board of Directors held five meetings (including regularly scheduled and special meetings), and no incumbent directors attended fewer than 75% of the total number of meetings (subsequent to joining the Board of Directors) of the Board of Directors and of the committees, if any, of which he was a member, except for Mr. Arras who joined the Board of Directors in the middle of the past fiscal year and attended one out of two meetings of the Board of Directors held subsequent to his appointment during such fiscal year.

     The Board of Directors currently has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing a similar function. The Audit Committee currently consists of Mr. Codd, Mr. Halperin and Mr. Livingston. The Compensation Committee currently consists of Mr. Halperin, Mr. O'Grady and Mr. Younger.

     Audit Committee. The Audit Committee, which met four times in the fiscal year ended March 31, 2002, is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its systems of internal accounting controls, as well as other matters which may come before it or as directed by the Board of Directors.

     Compensation Committee. The Compensation Committee, which met one time in the fiscal year ended March 31, 2002, reviews and approves the compensation and benefits for the Company's executive officers and performs such other duties as may from time to time be determined by the Board of Directors.


Director Compensation

         Directors do not receive cash compensation for service on the Board of Directors. Directors receive cash compensation for their services as members of committees of the Board of Directors. These directors receive $1,000 to attend a committee meeting in person and $500 to attend a committee meeting by telephone unless the meetings are for a duration of less than one hour, in which case directors receive no compensation for their attendance. The Company also reimburses directors for their reasonable expenses incurred in attending meetings of the Board of Directors and of committees of the Board of Directors. Directors are eligible to receive options to purchase the Company's Common Stock pursuant to the

Company's 1997 Stock Option Plan (the "1997 Plan"). Each new non-employee director will receive a nonqualified stock option grant of 30,000 shares of the Company's Common Stock upon his or her initial election to the Board of Directors. These option shares vest over a four-year period as follows: 25% upon the first anniversary of the option grant date with the remainder vesting ratably on a monthly basis for the 36 months beginning one year after the date of grant. Each subsequent year thereafter, each individual who is at the time continuing to serve as a non-employee director is granted an option to purchase 10,000 shares of the Company's Common Stock. These subsequent options vest ratably on a monthly basis for 24 months beginning on the date of grant. All options granted to non-employee directors have an exercise price equal to 100% of the fair market value on the date of grant. To date, the Company has granted each of the Company's incumbent non-employee directors an option to purchase the Company's Common Stock in the amount of 40,000 shares for recent directors, except for one recent director who received no shares, or 45,000 shares for directors in their positions as of the Company's initial public offering. Audit Committee members have received an additional grant of 15,000 shares vesting ratably on a monthly basis for 24 months, in connection with their serving on the Company's Audit Committee. The total number of options granted to directors to date total 295,000 shares of Common Stock.


Required Vote

     The two nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors of the Company, whether or not such affirmative votes constitute a majority of the shares voted. Abstentions and broker non-votes will have no effect on the outcome of the vote.

                                 PROPOSAL TWO

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending March 31, 2003, and has determined that it would be desirable to request that the stockholders ratify such appointment.

     Ernst & Young LLP has audited our financial statements since April 1995. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. It is the policy of Ernst & Young LLP to rotate a coordinating audit partner upon the completion of a certain number of years of service for a client. The audit of the Company's consolidated financial statements for the year ending March 31, 2003 will be under the coordination of a new engagement partner pursuant to this policy.


Required Vote

     Although stockholder approval is not required for the appointment of Ernst & Young LLP since the Board of Directors has the responsibility for selecting auditors, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection. The effect of an abstention is the same as a vote against the ratification of Ernst & Young LLP as our independent auditors. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

     The Board of Directors Recommends a Vote "FOR" This Proposal.


Fee Disclosure

     The Company and its Audit Committee have adopted a policy that prohibits certain types of non-audit services and also restricts the amount and scope of non-audit services that Ernst & Young LLP can perform for the Company.

     Audit Fees. Fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended March 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were approximately $153,000.

     Financial Information Systems Design and Implementation Fees. The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation for the fiscal year ended March 31, 2002.

     All Other Fees. This category consists of fees for audit-related services ($35,000) and other services ($103,000). Audit-related services are closely related to the financial audit process and primarily consist of statutory audits required by non-U.S. jurisdictions. Other services consist largely of tax services provided in various countries.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The   following   table  sets  forth  certain  information  concerning  the
beneficial ownership of Virage's Common Stock as of June 30, 2002 for the following: (1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Company Common Stock,
(2) each of the Company's directors; (3) each of the executive officers named in the Summary Compensation Table; and (4) all directors and executive officers of the Company as a group.

     Percentage of beneficial ownership is based on 20,754,239 shares of common stock outstanding as of June 30, 2002.

                                                                                 Common Stock             Percentage
                                   Name                                     Beneficially Owned(1)     Beneficially Owned
-------------------------------------------------------------------------- -----------------------   -------------------
5% STOCKHOLDERS:
Paul G. Lego (2) .........................................................        2,353,642                  10.86%
 411 Borel Avenue, Suite 100 South
   San Mateo, CA 94402
Entities affiliated with D3 Family Fund, L.P. (3) ........................        2,296,762                  11.07%
 19605 NE 8th Street
   Camas, WA 98607
Entities affiliated with Weston Presidio Capital(4) ......................        1,483,170                   7.13%
 Pier 1, Bay 2
   San Francisco, CA 94111
William H. Younger, Jr.(5) ...............................................        1,154,087                   5.55%
 755 Page Mill Road, Suite A-200
   Palo Alto, CA 94304
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Paul G. Lego(2) ..........................................................        2,353,642                  10.86%
David J. Girouard(6) .....................................................          186,710                      *
Joseph Hyrkin(7) .........................................................          127,045                      *
Michael Lock(8) ..........................................................          602,500                   2.82%
Mark K. Rattley(9) .......................................................           82,400                      *
Alar E. Arras(10) ........................................................          909,190                   4.38%
Ronald E. F. Codd(11) ....................................................           30,000                      *
Philip W. Halperin(4) ....................................................        1,483,170                   7.13%
Randall S. Livingston(12) ................................................           30,500                      *
Standish H. O'Grady(13) ..................................................          154,629                      *
Lawrence K. Orr(14) ......................................................          258,927                   1.25%
William H. Younger, Jr.(5) ...............................................        1,154,087                   5.55%
All executive officers and directors as a group (13 persons)(15) .........        8,481,246                  35.58%

------------
  *  Less than one percent of the outstanding common stock.

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days of June 30, 2002 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes 916,667 shares subject to options exercisable within 60 days of June 30, 2002.

 (3) Includes 2,146,580 shares held by The D3 Family Fund, L.P.; 50,606 shares held by Haredale, Ltd.; 25,000 shares held by Olivier Roux; 20,000 shares held by James Henry Hildebrandt; 17,000 shares held by Toxford Corporation; 10,300 shares held by Florence Cies; 4,000 shares held by Henry Hooper; 12,276 shares held by The Nierenberg Family 1993 Trust; and 11,000 shares held by The David and Patricia Nierenberg 1993 Irrevocable Trust. David Nierenberg is a general partner of The D3 Family Fund, L.P. and disclaims beneficial ownership of the shares held by The D3 Family Fund, L.P., except to the extent of his proportionate partnership interest therein. Mr. Nierenberg is an investment manager for Haredale, Ltd., Oliver Roux, James Henry Hildebrandt, Toxford Corporation and Florence Cies and disclaims beneficial ownership of the shares held by Haredale, Ltd., Oliver Roux, James Henry Hildebrandt, Toxford Corporation and Florence Cies. Mr. Nierenberg is a trustee of The Nierenberg Family 1993 Trust. Mr. Nierenberg has sole voting and investment power with respect to the shares held by The D3 Family Fund, L.P., Haredale, Ltd., Oliver Roux, James Henry Hildebrandt, Toxford Corporation, Florence Cies and The Nierenberg Family 1993 Trust. Henry Hooper is a general partner of The D3 Family Fund, L.P. and has sole voting and investment power with respect to the shares held by Henry Hooper. Lawrence Orr is the trustee of The David and Patricia Nierenberg 1993 Irrevocable Trust and has sole voting and investment power with respect to the shares held by The David and Patricia Nierenberg 1993 Irrevocable Trust. Mr. Orr disclaims beneficial ownership of the shares held by The David and Patricia Nierenberg 1993 Irrevocable Trust.

 (4) Includes 1,379,501 shares held by Weston Presidio Capital III, LLC; 68,669 shares held by Weston Presidio Capital Entrepreneur Fund, L.P.; and 35,000 shares subject to options exercisable within 60 days of June 30, 2002 held by Philip W. Halperin. Mr. Halperin is a general partner of Weston Presidio Capital and disclaims beneficial ownership of the shares held by Weston Presidio Capital III, LLC and Weston Presidio Capital Entrepreneur Fund, L.P. except to the extent of his proportionate partnership interest therein.

 (5) Includes 942,724 shares held by Sutter Hill Ventures; 7,988 shares held by Sutter Hill Entrepreneurs Fund (AI), L.P.; 20,227 shares held by Sutter Hill Entrepreneurs Fund (QP), L.P.; 114,814 shares held by William H. Younger, Jr., Trustee, The Younger Living Trust; 33,334 shares held by the retirement trust of William H. Younger, Jr.; and 35,000 shares subject to options exercisable within 60 days of June 30, 2002 held by Mr. Younger. Mr. Younger is a managing director of the general partner of Sutter Hill Ventures, Sutter Hill Entrepreneurs Fund (AI), L.P. and Sutter Hill Entrepreneurs Fund (QP), L.P. and disclaims beneficial ownership of the shares held by Sutter Hill Ventures, Sutter Hill Entrepreneurs Fund (AI), L.P. and Sutter Hill Entrepreneurs Fund (QP), L.P. except to the extent of his proportionate partnership interest therein.

 (6) Includes 140,000 shares subject to options exercisable within 60 days of June 30, 2002.

 (7) Includes 116,791 shares subject to options exercisable within 60 days of June 30, 2002. As of May 31, 2002, Mr. Hyrkin was no longer an officer of the Company.

 (8) Includes 600,000 shares subject to options exercisable within 60 days of June 30, 2002.

 (9) Includes 80,000 shares subject to options exercisable within 60 days of June 30, 2002. As of May 31, 2002, Mr. Rattley was no longer an officer of the Company.

(10) Includes 909,090 shares held by Thomson multimedia Inc. Mr. Arras is the Senior Executive Vice President of Audio and ATLINKS of Thomson multimedia Inc. and disclaims beneficial ownership of the shares held by Thomson multimedia Inc.

(11) Includes 30,000 shares subject to options exercisable within 60 days of June 30, 2002.

(12) Includes 30,000 shares subject to options exercisable within 60 days of June 30, 2002. Mr. Livingston joined as a director of the Company in May 2001.

(13) Includes 639 shares held by Granite Ventures LLC; 65,856 shares held by Adobe Ventures II, L.P.; 19,177 shares held by H&Q Virage Investors, L.P.; 8,630 shares held by H&Q Adobe Ventures Management II, LLC; and 35,000 shares subject to options exercisable within 60 days of June 30, 2002. Mr. O'Grady is senior managing director of Granite Ventures LLC and a member of each of the general partners of Adobe Ventures II, L.P., H&Q Virage Investors, L.P. and H&Q Adobe Ventures Management II, LLC. Mr. O'Grady disclaims beneficial ownership of the shares held by Granite Ventures LLC, Adobe Ventures II, L.P., H&Q Virage Investors, L.P. and H&Q Adobe Ventures Management II, LLC except to the extent of his proportionate partnership interest therein.

(14) Includes 190,241 shares held by Trinity Ventures IV, L.P.; 10,916 shares held by Trinity IV Side-By-Side Fund, L.P.; 11,626 shares held by Lederer-Orr Family Trust; 144 shares held by Trinity Management Corp.; 11,000 shares held by The David and Patricia Nierenberg 1993 Irrevocable Trust; and 35,000 shares subject to options exercisable within 60 days of June 30, 2002 held by Lawrence K. Orr. Mr. Orr is a general partner of Trinity Ventures and an officer of Trinity Management Corp., and disclaims beneficial ownership of the shares held by Trinity Ventures IV, L.P., Trinity IV Side-By-Side Fund, L.P. and Trinity Management Corp., except to the extent of his proportionate partnership interest therein. Mr. Orr is trustee of The David and Patricia Nierenberg 1993 Irrevocable Trust and disclaims beneficial ownership of the shares held by The David and Patricia Nierenberg 1993 Irrevocable Trust. Mr. Orr is a trustee of the Lederer-Orr Family Trust. Mr. Orr was a director of Virage until July 25, 2002.

(15) Includes 3,085,398 shares subject to options exercisable within 60 days of June 30, 2002 held by all executive officers and directors as a group. Does not include the shares and shares subject to options exercisable within 60 days of June 30, 2002 held by either Mr. Hyrkin or Mr. Rattley, both of whom were no longer officers of the Company as of May 31, 2002.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received, or written representations from certain reporting persons that no filings on Forms 5 were required for such persons, the Company believes that, during fiscal 2002, its executive officers, directors and 10% Stockholders complied with all applicable
Section 16(a) filing requirements except as set forth below. Mr. Lego failed to report the acquisition of 1,057 shares pursuant to a distribution by a venture capital fund to its limited partners on June 5, 2001. A fully executed Form 4 disclosing such acquisition was subsequently filed for Mr. Lego. Mr. Girouard, Mr. Horowitz, Mr. Hyrkin, Mr. Langhoff, Mr. Pao and Mr. Rattley did not timely report the cancellation on February 6, 2002 of various options to purchase common stock pursuant to the Company's option exchange program. Fully executed Form 4s disclosing such cancelled options were subsequently filed for Mr. Girouard, Mr. Horowitz, Mr. Hyrkin, Mr. Langhoff, Mr. Pao and Mr. Rattley.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The   Company's   Compensation  Committee  is  currently  composed  of  Mr.
Halperin, Mr. O'Grady and Mr. Younger. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

     The Company has entered into indemnification agreements with each of its directors and officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

                        EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers who served as executive officers at March 31, 2002 (the "Named Officers") for services rendered to Virage in all capacities for the three years ended March 31, 2002:

                                                                                  Long-term
                                                                                Compensation
                                                 Annual Compensation               Awards
                                         -----------------------------------   --------------
                                                                                  Number of
                                                                                   Shares
                                                                                 Underlying         All Other
      Name and Principal Position         Year     Salary ($)     Bonus ($)        Options        Compensation
--------------------------------------   ------   ------------   -----------   --------------   ----------------
Paul G. Lego .........................   2002       $250,000      $    --          200,000               --
President, Chief Executive Officer       2001        250,000        75,000             --                --
and Chairman of the Board                2000        210,000        40,000         500,000               --
David J. Girouard ....................   2002        232,000        24,000          40,000               --
Senior Vice President, Marketing and     2001        205,417        40,000         100,000               --
Corporate Strategy                       2000        160,000        40,000         175,000
Joseph A. Hyrkin .....................   2002        189,583       103,963          30,000               --
Vice President, Strategic Accounts and   2001        160,833       171,611         200,000               --
Asia-pacific Sales                       2000         98,333       121,434          87,500               --
Michael H. Lock ......................   2002        200,000        85,849          20,000               --
Senior Vice President, Worldwide         2001         50,000        43,752         380,000               --
Sales(1)                                 2000            --            --               --               --
Mark K. Rattley ......................   2002        186,374        80,059          30,000           190,327(2)
Vice President and General Manager,      2001        181,250        98,016          40,000               --
European Operations(2)                   2000            --            --          200,000               --

----------------

(1) Mr. Lock began employment with the Company in January 2001.

(2) Mr. Rattley worked as a consultant of the Company through March 2000. Mr. Rattley began employment with the Company in April 2000. The amount listed in the All Other Compensation column is composed of an amount paid to Mr. Rattley during 2002 in exchange for his assumption of certain potential foreign tax liabilities related to stock options granted to him.

Option Grants in Last Year

     The following table sets forth, as to the Named Officers, information concerning stock options granted during the year ended March 31, 2002.


                               Individual Options

                                                                                       Potential Realizable Value At
                              Number of      % of Total                                 Assumed Annual Rates of Stock
                               Shares          Options                                     Price Appreciation for
                             Underlying      Granted to       Exercise                         Option Term(4)
                               Options      Employees in     Price Per     Expiration    ---------------------------
            Name             Granted(1)        Year(2)         Share         Date(3)          5%            10%
--------------------------- ------------   --------------   -----------   ------------   -----------   -------------
Paul G. Lego ..............   200,000            8.41%        $  4.15       4/27/11      $521,983      $1,322,806
David J. Girouard .........    40,000            1.68%           4.15       4/27/11       104,397         264,561
Joseph A. Hyrkin ..........    30,000            1.26%           4.15       4/27/11        78,297         198,421
Michael H. Lock ...........    20,000            0.84%           4.15       4/27/11        52,198         132,281
Mark K. Rattley ...........    30,000            1.26%           4.15       4/27/11        78,297         198,421

----------------

(1) The options in this table are incentive stock options or nonstatutory stock options, except as otherwise provided, granted under the 1997 Plan and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. All of the options reflected in this table have ten-year terms and, with the exception of the options granted to Paul G. Lego and Michael H. Lock which vest over a period of two years at a rate of 1/24th each month, all such options vest over a period of four years at a rate of 1/48th each month.

(2) The Company granted (or assumed) options to purchase 2,377,525 shares of Common Stock in fiscal year 2002.

(3) The options in this table may terminate before their expiration upon the termination of the optionee's status as an employee or consultant or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10%. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option and there can be no assurance that the potential realizable values shown in this table will be achieved.

Option Exercises and Holdings

     The following table sets forth, as to the Named Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of March 31, 2002. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of March 28, 2002, the last trading day of the 2002 fiscal year.


                   Aggregated Option Exercises in Last Year
                          and Year-end Option Values

                                                            Number of Shares Underlying      Value of Unexercised
                                                              Unexercised Options At       In-the-money Options At
                                Shares                                Year-end                    Year-end(1)
                             Acquired On                   ----------------------------- ----------------------------
            Name               Exercise    Value Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
--------------------------- ------------- ---------------- ------------- --------------- ------------- --------------
Paul G. Lego ..............    38,750          $75,563        616,667         --                --           --
                               16,666           29,665            --          --                --           --
David J. Girouard .........       --               --         140,000         --            $57,500          --
Joseph A. Hyrkin ..........       --               --         116,791         --             16,791          --
Michael H. Lock ...........       --               --         400,000         --                --           --
Mark K. Rattley ...........       --               --          80,000         --             85,000          --

----------------

(1) Market value of underlying securities is based on the closing price of the Company's Common Stock on March 28, 2002 (the last trading day of the 2002 fiscal year), which was $2.07. For a majority of the options reflected in this table, the exercise price is higher than the fair market value of the stock on March 28, 2002.


                         Stock Option Exchange Program

     In November 2001, Virage's Board of Directors approved a Stock Option Exchange Program. Under this program, all employees (excluding certain executive officers and all members of the Board of Directors) were given the opportunity to cancel one or more stock options previously granted to them in exchange for one or more new stock options to be granted at least six months and one day from the date the old options are cancelled, provided the individual is still employed on such date. Generally, only options granted pursuant to the Company s 1997 Stock Option Plan with an exercise price equal to or greater than $5.00 per share were eligible for exchange. In addition, participants in the program were required to also cancel any options granted during the six months prior to the commencement of the program, irrespective of the exercise price of such options. The participation deadline for the program was 9:00 p.m. Pacific Standard Time on February 5, 2002 and the options tendered for exchange were cancelled on February 6, 2002. Each of these cancelled options is currently expected to be replaced with a new stock option in August 2002. The number of shares subject to the new options will be equal to the number of shares subject to the old options, and the exercise price of the new options will be the fair market value of Virage Common Stock, as determined by the closing price reported by the Nasdaq National Market on the date of grant of the new options. The new options will have the same vesting schedule as the old options and will be immediately exercisable as to vested shares when granted. The executive officers of the Company cancelled a total of 1,327,500 shares in the Stock Option Exchange Program with option prices ranging between $2.50 and $12.00.

     The following table sets forth certain information with respect to the participation of the executive officers, including the Named Officers, in Virage's Stock Option Exchange Program during the fiscal year ended March 31, 2002:


                    Executive Officer Stock Option Exchange

                                                                   Market
                                           Date      Number of     Price of
                                         Original   Securities     Stock At
                                          Stock     Underlying      Time of
                                         Options      Options    Cancellation
            Name & Position             Cancelled    Exchanged        (1)
-------------------------------------- ----------- ------------ --------------
Paul G. Lego(4) ......................       --           --           --
President, Chief Executive Officer
& Chairman of the Board

Alfred J. Castino(4) .................       --           --           --
Vice President, Finance and Chief
Financial Officer

David J. Girouard ....................    2/6/02      200,000       $ 2.36
Senior Vice President, Marketing &
Corporate Strategy

Bradley J. Horowitz ..................    2/6/02      325,000       $ 2.36
Chief Technologist

Joseph A. Hyrkin .....................    2/6/02      192,500       $ 2.36
Vice President, Strategic Accounts
and Asia-pacific Sales

Andrew P. Langhoff ...................    2/6/02      275,000       $ 2.36
Vice President, Business
Development

Michael H. Lock(4) ...................       --           --           --
Senior Vice President, Worldwide Sales

Frank H. Pao .........................    2/6/02       95,000       $ 2.36
Vice President, Business Affairs

Mark K. Rattley ......................    2/6/02      240,000       $ 2.36
Vice President and General Manager,
European Operations

                                                            Date
                                                          Exchange                Termination
                                            Exercise        Stock       New         Date of
                                         Price At Time     Options   Exercise       Original
                                               of          Granted     Price     Option At Date
            Name & Position               Cancellation       (2)        (3)       Cancellation
-------------------------------------- ----------------- ---------- ---------- -----------------
Paul G. Lego(4) ......................             --       --         --             --
President, Chief Executive Officer
& Chairman of the Board

Alfred J. Castino(4) .................             --       --         --             --
Vice President, Finance and Chief
Financial Officer

David J. Girouard .................... $  6.00-$11.00        *          *      12/1/09-10/26/10
Senior Vice President, Marketing &
Corporate Strategy

Bradley J. Horowitz .................. $  2.50-$12.00        *          *       3/16/10-8/21/11
Chief Technologist

Joseph A. Hyrkin ..................... $ 10.80-$11.875       *          *      2/17/10-10/26/10
Vice President, Strategic Accounts
and Asia-pacific Sales

Andrew P. Langhoff ................... $  8.00-$12.00        *          *      1/10/10-10/26/10
Vice President, Business
Development

Michael H. Lock(4) ...................            --        --         --             --
Senior Vice President, Worldwide Sales

Frank H. Pao ......................... $  8.00-$11.00        *          *      1/10/10-10/26/10
Vice President, Business Affairs

Mark K. Rattley ...................... $  6.00-$11.00        *          *      12/1/09-10/26/10
Vice President and General Manager,
European Operations


----------------

(1) Market price of Common Stock at time of cancellation was the closing price of our Common Stock on the date of cancellation, February 5, 2002.

(2) New stock options are currently expected to be granted in August 2002.

(3) New exercise price will be determined by using the closing price of our Common Stock on the date the new stock options are granted.

(4) Paul G. Lego, Alfred J. Castino and Michael H. Lock were not eligible to participate in the Stock Option Exchange.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                        CHANGE-IN-CONTROL ARRANGEMENTS

     The Company routinely delivers written offer letters containing provisions on salary, bonuses, benefits and stock option grants to prospective members of management and other employees. In addition, as of March 31, 2002, the Company has entered into agreements containing employment and change-in-control provisions with our Named Officers as described below.

     The stock option agreements between Virage and Paul G. Lego, our president and chief executive officer, in which Mr. Lego was granted options to purchase 802,500 shares of common stock, of which options for 602,500 shares have been exercised, provide for full acceleration of vesting of all unvested options upon a change-in-control event in which Mr. Lego is terminated or constructively dismissed. The stock option agreement between Virage and Mr. Lego, in which Mr. Lego was granted options to purchase 500,000 shares of common stock, provides for 50% acceleration of vesting of all unvested options upon a change-in-control event.

     The stock option agreements between Virage and David J. Girouard, our senior vice president, marketing and corporate strategy, subsequent to his promotion to an officer of the Company, provide for 50% acceleration of vesting of all unvested options upon a change-in-control event in which he is terminated or constructively dismissed.

     The stock option agreements between Virage and Michael H. Lock, our senior vice president, worldwide sales, provide for 50% acceleration of vesting of all unvested options upon a change-in-control event in which he is terminated or constructively dismissed.

     The stock option agreements between Virage and Joseph A. Hyrkin, our vice president, strategic accounts and Asia-Pacific sales, subsequent to his promotion to an officer of the Company, provide for 50% acceleration of vesting of all unvested options upon a change-in-control event in which he is terminated or constructively dismissed.

     The stock option agreements between Virage and Mark K. Rattley, our vice president and general manager, European operations, provide for 50% acceleration of vesting of all unvested options upon a change-in-control event in which Mr. Rattley is terminated or constructively dismissed and six months acceleration of vesting of unvested options if he is terminated or constructively dismissed without cause. In addition, Mr. Rattley receives six months of his target earnings and benefits if he is terminated without cause.


            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership and Role of the Audit Committee

     The  Audit Committee consists of the following members of Virage's Board of
Directors: Ronald E.F. Codd, Philip W. Halperin, and Randall S. Livingston. Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A and has fulfilled the responsibilities delineated in this charter.

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon: the financial reports and other financial information provided by the Company to any governmental body or to the public; the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor Virage's financial reporting process and internal control system; (2) review and appraise the audit efforts of Virage's independent accountants; and
(3) provide an open avenue of communication among the independent accountants, financial and senior management, counsel and the Board of Directors.

Quarterly Review

     The Audit Committee met following the end of each quarter and prior to the public release of the Company's financial statements for that quarter. At each meeting, the Audit Committee reviewed the company's financial results and the draft press release for publicly reporting results. In addition, the Audit Committee reviewed the Company's accounting policies for revenue recognition, cost accruals, reserves and other accounting issues that would have a material impact on the Company's reported financial results.


Review of Virage's Audited Financial Statements for the Fiscal Year Ended March 31, 2002

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2002 with Virage's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Ernst & Young LLP with that firm.

     The Audit Committee has considered the fees paid to Ernst & Young LLP for non-audit related services and does not feel that these fees compromise Ernst & Young LLP's independence in performing Virage's audit.

     Based upon the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2002.


                                        AUDIT COMMITTEE OF
                                        THE BOARD OF DIRECTORS


                                        Ronald E.F. Codd
                                        Philip W. Halperin
                                        Randall S. Livingston



     THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board currently consists of Messrs. Halperin*, O'Grady and Younger. The Compensation Committee of the Board of Directors generally reviews and approves the Company's executive compensation policies, including the base salary levels and target incentives for the Company's executive officers at the beginning of each fiscal year, and approves the performance objectives of the officers in their areas of responsibility. No member of the Compensation Committee is a former or current officer or employee of Virage or any of its subsidiaries. Meetings of the Compensation Committee are also attended by Mr. Lego, except to the extent his own compensation is discussed, who provides background and market information and makes recommendations to the Compensation Committee on salary levels, officer performance objectives, and corporate financial goals. However, Mr. Lego is not entitled to vote on any actions taken by the Compensation Committee.


Executive Officer Compensation Programs

     The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits. The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The
Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

     Base Salaries. Salaries for the Company's executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on going duties, general changes in the compensation peer group in which the Company competes for executive talent, and the Company's financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

     Incentive Bonuses. The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer's level of responsibility, individual performance, contributions to the Company's success and the Company's financial performance generally.

     Stock Option Grants. Stock options may be granted to executive officers and other employees under the 1997 Plan and/or the 2001 Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company's long-term performance which the Company believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer's ability to influence the Company's long-term growth and profitability. However, the 1997
Plan and 2001 Plan do not provide for any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance. In November, 2001, Virage's Board of Directors approved a Stock Option Exchange Program to give the Company's employees (excluding certain executive officers and all members of the Board of Directors) the opportunity to exchange certain options previously granted to them under the 1997 Plan for new options to be granted at least six months and one day from the date the old options are cancelled, provided the individual is still employed. Please see description under "Stock Option Exchange Program."

     Other Compensation Plans. The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. The Company also provides a 401(k) deferred compensation plan.

     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("IRC") disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Although, as a result of certain option exercises, compensation paid to certain executive officers has exceeded this limitation, applicable exemptions allow the deduction by the Company for such compensation. Because the compensation paid to other executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit with regard to such officers' compensation. The Compensation Committee remains aware of the IRC Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances continue to warrant the use of such exemptions.


Chief Executive Officer Compensation

     The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Lego's base salary for the year ended March 31, 2002 was $250,000. Mr. Lego's base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Mr. Lego received a stock option grant for 200,000 shares and voluntarily relinquished a $38,000 bonus for the year ended March 31, 2002.


                                        COMPENSATION COMMITTEE OF
                                        THE BOARD OF DIRECTORS


                                        Standish H. O'Grady
                                        Lawrence K. Orr*
                                        William H. Younger, Jr.


     * Mr. Orr served on the Compensation Committee until July 25, 2002, when he resigned from the Board of Directors of the Company. He has been replaced on the Compensation Committee by Mr. Halperin.



     THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE
SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the NASDAQ Composite Index and the NASDAQ Computer and Data Processing Services Index. The graph assumes that $100 was invested on June 29, 2000 (the date of the Company's initial public offering) in the Company's Common Stock and in each of the indices discussed above, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                               [GRAPHIC OMITTED]

                                 6/29/00       3/30/01       3/28/02
                                 -------       -------       -------
  NASDAQ C&DPS Index              100.00        112.74        114.84
  NASDAQ Composite                100.00         47.05         47.38
  Virage, Inc.                    100.00         12.20         16.00


     THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                          ANNUAL REPORT ON FORM 10-K

     A COPY OF VIRAGE'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2002 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VIRAGE, INC., 411 BOREL AVENUE, SUITE 100 SOUTH, SAN MATEO, CA 94402.


                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgement on such matters.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope which has also been enclosed.


                                        THE BOARD OF DIRECTORS


San Mateo, California
July 26, 2002

APPENDIX A
VIRAGE, INC.
AUDIT COMMITTEE CHARTER

I. STATEMENT OF POLICY

     This Charter specifies the scope of the Audit Committee's (the "Committee") responsibilities, and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the "Board") in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon: the financial reports and other financial information provided by the Company to any governmental body or to the public; the
Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee encourages continuous improvement of, and fosters adherence to, the Company's financial policies, procedures and practices at all levels.

     The Committee's primary duties and responsibilities are to:

  o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  o Review and appraise the audit efforts and independence of the Company's auditors.

  o Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

     The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.


II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

         a. Is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years.

         b. Is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years.

         c. Has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation).

         d. Has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

         e. Is not an executive of another corporation on whose Compensation Committee any of the Company's current executives serves.

     All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.


III. MEETINGS

     As part of its job to foster open communication, the Committee must meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements consistent with Section
IV.6. below.


IV. PROCESSES

     To fulfill its responsibilities and duties the Committee shall:

 1.  Obtain the Board members' approval of this Charter.

 2. Review and reassess the Charter's adequacy periodically, at least annually, or as conditions dictate.

 3. Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

 4. Review the regular Management Letter to management prepared by the independent auditors and management's response.

 5.  Review related party transactions for potential conflicts of interests.

 6. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-K and Form 10-Qs. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent auditors judgment quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

 7. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

 8.  Recommend  to  the  Board  the  selection  of  the  independent   auditors,
     considering independence and effectiveness.

 9. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

10. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

11. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

12. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

13. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

14.  Consider  the  independent   auditors'  judgments  about  the  quality  and
     appropriateness of the Company's accounting principles as applied in its financial reporting.

15. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

16. Review with both management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

17. Review with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

18. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

19. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

20. Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

21. Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior and provide management.

22. Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

23. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

24. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

25. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

26. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

27. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

--------------------------------------------------------------------------------
                                 VIRAGE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
          This Proxy is Solicited On Behalf of the Board of Directors

  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated August 2, 2002 and hereby appoints Frank H. Pao as proxy and attorney-in-fact to represent the undersigned at the Annual Meeting of Stockholders to be held at 411 Borel Avenue, Suite 100 South, San Mateo, California on September 4, 2002 at 10:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.


     1. Election of Directors

        [ ] FOR all nominees listed below (except as marked to the contrary below)

        [ ] WITHHOLDING AUTHORITY to vote for all nominees listed below

        Randall S. Livingston and William H. Younger, Jr.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

                 ----------------------------------------------

   2. Approval of the appointment of Ernst & Young LLP as independent auditors of Virage for the year ending March 31, 2003.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock Will be Voted for the Selection of the Nominees and FOR the approval of the appointment of Ernst & Young LLP as the independent auditors of the Company.

                                    (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------

ATTENTION: PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED. IT IS TO
           SHOW THE TEXT POSITION ON THE FRONT OF THIS PROXY CARD.

--------------------------------------------------------------------------------
 (Continued from other side)

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

                                                  DATED: ________________ , 2002



                                                  ------------------------------
                                                  Signature



                                                  ------------------------------
                                                  Signature if held jointly



                                                  (Please  date,  sign  as  name
                                                  appears   at  the  left,   and
                                                  return promptly. If the shares
                                                  are registered in the names of
                                                  two  or  more  persons,   each
                                                  person   should   sign.   When
                                                  signing as Corporate  Officer,
                                                  Partner,             Executor,
                                                  Administrator,    Trustee   or
                                                  Guardian,   please  give  full
                                                  title. Please note any changes
                                                  in your address  alongside the
                                                  address  as it  appears in the
                                                  proxy.)

--------------------------------------------------------------------------------

ATTENTION: PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED. IT IS TO
           SHOW THE TEXT POSITION ON THE BACK OF THIS PROXY CARD.